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                                                                      EXHIBIT 99



                                                           FOR IMMEDIATE RELEASE
                                                               SEPTEMBER 5, 2000

                CHAMPION APPOINTS KIRBY TAYLOR PRESIDENT AND COO

           Huntington, WV-- Champion Industries, Inc. (NASDAQ/CHMP) today announced the appointment of Kirby J. Taylor as President and Chief Operating Officer for Champion Industries, effective immediately.

           Mr. Taylor has served as an executive for several major corporations during his thirty plus years in business. He also has an MBA degree from the College of William & Mary.

           Taylor graduated from the University of Richmond, Virginia with a B.S. in Industrial Management. After graduation he joined General Electric in Cincinnati, Ohio and completed their three-year financial management-training program, graduating number one in his class.

           Mr. Taylor then joined Tenneco, Inc. and spent the next twenty-two years in progressive management positions. Assignments included Newport News Shipbuilding in Newport News, Virginia; Tenneco Inc. (Corporate) in Houston, Texas; President Tenneco International Finance in London, England; Senior Vice-President Tenneco Minerals in Denver, Colorado and Chief Financial Officer Tenneco Automotive in Chicago, Illinois.

           He then joined Outboard Marine Corp. in Chicago, Illinois serving as Chief Financial Officer and President of the recreational boat group. Next, Kirby joined Addington Resources Inc. (NASDAQ) serving as President and Chief Operating Officer of the Ashland, Kentucky company until its sale.

           Marshall T. Reynolds, Chairman of the Board and Chief Executive Officer of Champion, stated, "The addition of Kirby Taylor as President and COO significantly enhances our current management team. Mr. Taylor's years of broad-based business experience will benefit all of our divisions. It is truly a pleasure to add an individual with the experience, training and accomplishments of Kirby Taylor to Champion."

           Champion is a commercial printer, business forms manufacturer and office products and office furniture supplier in regional markets east of the Mississippi. Champion serves its customers through the following companies/divisions: Chapman Printing (West Virginia and Kentucky), Stationers, Champion of Clarksburg, Capital Business Interiors, and Thompson's of Morgantown (West Virginia), The Merten Company and Garrison Brewer (Ohio), Smith & Butterfield (Indiana and Kentucky), Bourque Printing, Upton Printing and Diez Business Machines (Louisiana), Dallas Printing (Mississippi), U.S. Tag (Maryland), Interform Solutions and Consolidated Graphic Communications (Pennsylvania, New York and New Jersey), Carolina Cut Sheets (South Carolina), Donihe Graphics (Tennessee), and Blue Ridge Printing (North Carolina and Tennessee).



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           Certain Statements contained in the release, including without limitation statements including the word "believes", "anticipates," "intends," "expects" or words of similar import, constitute "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements of the Company expressed or implied by such forward-looking statements. Such factors include, among others, general economic and business conditions, changes in business strategy or development plans and other factors referenced in this release. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.





Contact: Todd R. Fry, Chief Financial Officer of Champion at 304-528-5492.


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